UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2007

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                                OSI SYSTEMS, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

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     CALIFORNIA                     000-23125                    330238801
   (STATE OR OTHER           (COMMISSION FILE NUMBER)          (IRS EMPLOYER
    JURISDICTION                                            IDENTIFICATION NO.)
  OF INCORPORATION)

                              12525 CHADRON AVENUE
                               HAWTHORNE, CA 90250
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (310) 978-0516
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.
      On November 6, 2007, we issued a press release announcing our financial results for the first quarter of fiscal 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.
      On November 6, 2007, Spacelabs Healthcare, Inc., a subsidiary that serves as a holding company for our Healthcare division, also issued a press release announcing its financial results for its first quarter ended September 30, 2007. Spacelabs Healthcare is listed on the AIM of the London Stock Exchange, where it has traded since October 2005 under the ticker symbol "SLAB." A copy of its press release is furnished as Exhibit 99.2.

      We are furnishing the  information  contained in this Item 2.02 (including
Exhibit  99.1 and 99.2).  It shall not be deemed to be "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits


 Exhibit 99.1:  Press Release of OSI Systems, Inc., dated November 6, 2007
 Exhibit 99.2:  Press Release of Spacelabs Healthcare, Inc. dated
                November 6, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OSI SYSTEMS, INC.
Date: November 6, 2007

                                               By: /s/ Alan Edrick
                                                  ------------------------------
                                                   Alan Edrick
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number      Description
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99.1        Press Release of OSI Systems, Inc., dated November 6, 2007.
99.2        Press Release of Spacelabs Healthcare, Inc., dated November 6, 2007